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                          DEFINED ASSET FUNDS[SM]




PREMIER
AMERICAN
PORTFOLIO



BLUE CHIP SERIES 6










                                [ML Logo] Merrill Lynch



PREMIER AMERICAN PORTFOLIO


[GRAPHICS]

AN OPPORTUNITY TO ACQUIRE A DIVERSIFIED PORTFOLIO OF SOME OF AMERICA'S PREMIER COMPANIES


Now the Premier American Portfolio brings 33 of America's leading companies together in one Portfolio, affording individual investors access to stocks of companies that supply products and services America uses every day. With the Premier American Portfolio, the relatively high stock prices of these companies is not a barrier to ownership. What's more, by including this Portfolio in your investments, you can be instantly diversified among 33 of America's premier stocks.

Blue Chip Portfolio

We believe the Premier American Portfolio is a solid choice for the equity portion of your investment portfolio. The Portfolio seeks total return through capital appreciation and, to a lesser extent, dividend income. It offers a diversified Portfolio of some of America's largest and most established companies.

Buy with Knowledge o Hold with Confidence

Each company represented in the Portfolio was professionally selected for its high quality and established earnings record. In August, 1998 each of these stocks traded on the New York Stock Exchange, and each at a price of more than $60 a share. The market capitalization of each company was at least $3.8 billion, and each has passed our rigorous screening process.

A Defined Strategy

The Premier American Portfolio offers access to an affordable variety of blue chip stocks. Like other Defined Asset Funds, it follows a buy and hold investment strategy of selecting stocks based on specific investment merits, and then holds them for a set period of time, in this case, two years. At the end of two years, the screening process is reapplied and a new Portfolio is selected. You can choose to reinvest into another Portfolio, if available, or redeem your investment.



[GRAPHIC BOX]
Company                                              Symbol

MEDICAL/HEALTH CARE                                           23% of Portfolio

Bristol-Myers Squibb Company                          BMY

Bristol Myers Squibb is the number one drug company in the U.S. Pravachol (cholesterol), taxol (cancer) and glucophage (diabetes) are key products. Presently, there are 50 compounds in development.

Cardinal Health, Inc.                                 CAH

One of the largest pharmaceutical distributors in the nation. Cardinal also provides hospital pharmacy management, automated dispensing systems manufacturing, pharmacy packaging, retail pharmacy franchising and clinical information systems development.

Eli Lilly and Company                                 LLY

Worldwide pharmaceutical company best known for Prozac, the top selling antidepressant in the world. Evista, used to prevent osteoporosis, lower cholesterol and address breast cancer, may be come Lily's best selling drug. Approximately 16 compounds are now in clinical trials.

Johnson & Johnson                                     JNJ

With $23 billion in sales, Johnson & Johnson is a worldwide leader in pharmaceuticals, toiletries, first aid, hygiene, medical equipment, surgical products and contraceptives. The company spends over $2 billion annually on research and development.

Merck & Company, Inc.                                 MRK

One of the world's largest pharmaceutical companies, Merck spends $1.9 billion annually on research and is a leader in treating cholesterol, high blood pressure and HIV. Merck participates in 19 therapeutic categories and has plans to expand to 24 by the year 2002.

Pfizer, Inc.                                          PFE

A worldwide leader in pharmaceuticals, medical technology, consumer health-care items and animal health goods. Pfizer has three established drugs with over $1 billion in sales. The recently launched Viagra may become the best selling drug ever.

Schering-Plough Corporation                           SGP

Schering-Plough is the worldwide leader in antihistamines. Claritin, with over 50% of the U.S. market, has patent protection for several years. The pipeline is strong with over 35 products either in early phase testing or already filed.

Warner-Lambert Company                                WLA

Warner-Lambert is a worldwide leader in health-care and consumer products with sales in excess of $8 billion. Lipitor (cholesterol) and Rezulin (diabetes) are among its key products. Ten products are waiting market clearance or in advanced clinical development.

INSURANCE                                                     13% of Portfolio

American International Group, Inc.                    AIG

The nation's largest underwriter of commercial insurance conducts property/casualty business in over 100 countries. One of the strongest and most diversified financial services companies in the world with an outstanding record of profitable growth. AIG recently announced plans to acquire Sun America, a leader in the retirement savings market.

Aon Corporation                                       AOC

This diversified insurance holdings company has businesses in insurance brokerage, consulting, warranties and consumer insurance. As a global leader in insurance brokerage, Aon has made a number of acquisitions throughout the world as the industry consolidates.

Chubb Corporation                                     CB

A major underwriter of property/casualty insurance. The majority of premiums are written in commercial lines with specialties in directors' and officers' liabilities coverage and products for the financial services sector. Personal lines primarily consist of homeowners' insurance for wealthy individuals. Above average premium growth in excess of the industry average and cost savings efforts are likely to result in earnings growth.

Lincoln National Corporation                          LNC

One of the largest stockholder-owned life insurance companies in the U.S. which provides annuities, life insurance, retirement savings plans, life/health reinsurance, institutional asset management and mutual funds. Lincoln National is also active in the asset management business through Delaware Management Holdings.

[GRAPHICS BOX]

Company                                              Symbol

CONSUMER PRODUCTS                                                10% Portfolio

Clorox Company                                        CLX

A leading producer of home cleaning products with several major brands. Other products include Combat insecticides, Kingsford and Matchlite Charcoal, Hidden Valley Ranch salad dressings, Armor All products and Fresh Step cat litter. Double-digit growth should continue due to the portfolio of leading brands, new product development, international expansion and tight cost control.

Colgate-Palmolive Company                             CL

The global leader in oral care and a leading producer of cleaners, deodorants, shampoos, fabric softeners and detergents in a variety of markets. Innovative new products, continued geographic expansion and tight cost control are expected to produce strong earnings growth over the next few years.

Procter & Gamble Company                              PG

One of the world's leading consumer product companies, Procter & Gamble markets a broad range of laundry, cleaning, paper, beauty and health care, food and beverage products. Key brands include Tide, Crest, Ivory, Dawn, Downy, Comet, Head & Shoulders, Scope, Secret, Crisco, Pampers, Folger's, Covergirl and many others. Its key strengths are dominant market shares and geographic diversity, low cost base and strong customer relationships.

ELECTRONIC PRODUCTS/SERVICES                                  10% of Portfolio

Emerson Electric Company                              EMR

A leading global producer of electrical and electronics products and systems. With an excellent global position for most products, Emerson's market strength is supported by its many brand name products and vast distribution network.

General Electric Company                              GE

The fifth-largest U.S. corporation, GE's diverse businesses include aircraft engines, TV network NBC, appliances, electrical and industrial control systems, information services, lighting, medical services, power and transportation systems and plastics. GE's Capital Services business is one of the largest financial services companies in the U.S. An ongoing focus on cost management and an expansion of service businesses bode well for GE's earnings outlook.

Honeywell, Inc.                                       HON

A world leader in automation and control technology. Its products, which range from home automatic thermostats to high-tech valves and process controllers, increase comfort, protect the environment, conserve energy and enhance productivity and safety in homes, industry, aviation and space.

DIVERSIFIED OPERATIONS                                         8% of Portfolio

Berkshire Hathaway, Inc. (Class B)                    BRK/B

Warren Buffet's diversified holding company engaged in property/casualty insurance and reinsurance as well as a range of diverse non-insurance businesses. It has an excellent financial condition and exceptional capital strength. Its buy and hold strategy produced a book value that has grown over the past 33 years at a compound annual rate of 24.1%.

FINANCIAL SERVICES                                             8% of Portfolio

Fannie Mae                                            FNM

This federally chartered, privately-owned corporation, organized as a U.S. government agency, provides supplemental liquidity to the residential mortgage market. Rather than functioning as a primary lender, Fannie Mae purchases, sells and deals in mortgages in the secondary market. It also issues mortgage-backed securities in exchange for pools of mortgages from lenders.

MBIA, INC.                                            MBI

The world's leading financial guarantor also provides specialized financial products and services for public and private sector organizations around the globe. MBIA's primary business is insuring municipal bonds issued by governmental units to finance essential public purposes. The acquisition of CAPMAC has strengthened its structured finance market.

Wachovia Corporation                                  WB

With dual headquarters in Atlanta, GA and Winston-Salem, NC, the 17th largest bank in the country offers a full range of financial services. As a leading issuer of credit cards, it is significantly expanding overall operations with multiple acquisitions in Virginia. Recent expansion should boost revenue growth going forward.

GRAPHICS BOX
Company                                              Symbol

AEROSPACE/DEFENSE-EQUIPMENT                                    7% of Portfolio

Lockheed Martin Corporation                           LMT

The result of the 1995 merger of Lockheed and Martin Marietta, this company is the world's largest defense contractor and a leading aerospace company. A strong competitive position, a focus on reducing costs and a strong cash flow is likely to drive future earnings growth.

UNITED TECHNOLOGIES CORPORATION                       UTX

This global company's principal products and support services are provided by Pratt & Whitney, a leader in aircraft engines; Otis, the world's largest maker of elevators; and Carrier, the world's largest manufacturer of air conditioning/heating equipment.

FOOD/BEVERAGES                                                 5% of Portfolio

Brown-Forman Corporation (Class B)                    BF/B

One of the largest U.S. companies in the wine and spirits business, Brown-Forman is also a diversified producer and marketer of quality consumer products. Well known beverage brands include Jack Daniel's and Bolla wines. Products include Lenox china and giftware and Gorham silver, crystal and china.

Coca-Cola Company                                     KO

The world's largest soft drink company, Coke's products are sold in nearly 200 countries and are the leaders in most of those markets. Coke's strong position in almost every world market has produced enviable sales and earnings growth records, and there is no sign of let-up in the pace of new markets being opened and expanded.

Wrigley (WM.) Jr. Company                             WWY

The world's leading producer of chewing gum, Wrigley's products are sold in over 140 countries with 53% of revenues generated outside North America. Wrigley has a very strong financial condition and a long record of consistent sales and profit growth. Overseas expansion, more aggressive advertising and new products being introduced to foreign markets should support continued earnings growth.

RETAIL                                                         4% of Portfolio

Wal-Mart Stores, Inc.                                 WMT

The world's largest retailer, Wal-Mart is one of the strongest and fastest growing retailers in the U.S. Its size and buying power enable the company to get the lowest prices from suppliers, giving it a competitive edge that supports continued growth.

OFFICE AUTOMATION & EQUIPMENT                                  4% of Portfolio

Xerox Corporation                                     XRX

Xerox manufacturers a broad range of office equipment including copiers, laser printers, publishing and duplication equipment. Eliminating insurance and financial services businesses made it possible for Xerox to focus on growth markets in its core document processing business. Strict cost controls and reduced headcount should allow it to maintain its double-digit growth goals.

DATA PROCESSING/MANAGEMENT                                     3% of Portfolio

Automatic Data Processing, Inc.                       AUD

One of the largest independent computing services companies in the world. Automatic Data Processing provides computerized transaction processing, data communications, software and information services to virtually every industry.

BUILDING & CONSTRUCTION PRODUCTS                               2% of Portfolio

Vulcan Materials Company                              VMC

The nation's foremost producer of construction aggregates is also a leading chemicals manufacturer. Vulcan's aggregates are a core component in highways, roads and bridges. Its chemical segment supplies chlorine, caustic soda and other products.

OIL                                                            2% of Portfolio

Exxon Corporation                                     XON

One of the world's largest energy companies. Because Exxon is weighted more towards exploration & production than most of its peers, crude prices have a greater effect on earnings. Earnings should benefit from high quality international oil and natural gas reserves, an extensive refining and marketing system and a strong balance sheet.

TELECOMMUNICATIONS                                             1% of Portfolio

BellSouth Corporation                                 BLS

Founded in 1983 as part of the AT&T divestiture, BellSouth is a leading telecommunications provider in nine southeastern states. Other businesses include advertising and publishing, international communications services and domestic and international wireless services.

[GRAPHICS BOX]

Defined Advantages

o    Diversification among 33 "Blue-Chip" stocks.

o    A defined term of two years.

o    A minimum investment of just $250.

o Daily liquidity (the price is based on then-current net asset value).

o Option to reinvest quarterly distributions at a reduced sales charge.

Is the Blue Chip Portfolio Right for You?

If you are saving for a long-term goal, such as a new home, a child's education or retirement, this Portfolio may be a smart choice. It may not be suitable for investors seeking current income. The Portfolio is designed for investors who are willing and able to assume risks of equity investing. The value of your investment will fluctuate with the prices of the stocks in the Portfolio. There can be no assurance that any of the stocks included in the Portfolio will appreciate or not depreciate in price during the two-year life of the Portfolio. U.S. equity markets have recently been at historic highs, and there can be no assurance that these price levels will continue.

Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and, after the initial offering period, the charge for organization costs. In addition, the annual statement and the relevant tax reporting forms you receive at year end will be based on the amount paid to you, net of the deferred sales charge, and, after the initial offering period, the charge for organization costs. Accordingly, you should not increase the tax basis in your units by these charges.

Dividends and any gains will be subject to tax each year, whether or not reinvested. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for non-corporate taxpayers.

Defining Your Costs

Investors pay an initial sales charge of about 1% up front, and a deferred sales charge of $17.50 per year, deducted in seven monthly installments of $250 per 1,000 units.

                                     As a % of               Estimated Amount
                                     Public Offering Price   per 1,000 units
-----------------------------------------------------------------------------
Initial Sales Charge                  1.00%                   $10.00

Deferred Sales Charge                 1.75%                   $17.50
(per year)                            ----                     -----

Maximum Sales Charge                  4.50%                   $45.00

Estimated Annual Operating Expenses
(as a % of net assets)                0.160%                  $1.58

Estimated Organization Costs                                  $1.60
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If you sell your units before the final deferred sales charge installment in either year, the remaining deferred sales charge for that year will be deducted, along with the estimated costs of selling Portfolio securities. If you roll over to a successor Portfolio, if available, the 1% initial charge will be waived.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount                            Total Sales Charge for Both Years
Purchased                          as a % of Public Offering Price
------------------------------------------------------------------------------
Less than $50,000                                 4.50%
$50,000 to $99,999                                4.25
$100,000 to $249,999                              3.75
$250,000 to $999,999                              3.50
$1,000,000 or more                                2.75
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Don't Delay!

You can get started with the Premier American Portfolio with as little as $250 for regular or IRA accounts. Contact your financial professional for a free prospectus containing more complete information, including all charges, expenses and risks. Be sure to read it carefully before you invest.


                            Defined Asset Funds
                 Buy With Knowledge o Hold With Confidence
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Index Series

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15570BR-9/98
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                 Member SIPC.